SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement, dated as of July 1, 1999,
                 providing for the issuance of REMIC Multi-Class
                   Pass-Through Certificates, Series 1999-16)


                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

               New Jersey               33-5042             21-0627285
     -----------------------------------------------------------------------
     (State or other jurisdiction     (Commission           (I.R.S. Employer
          of incorporation)            File Number)       Identification No.)


                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code (609) 661-6100
                                                           --------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.

On July 29, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1999-16 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-16") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated July 22, 1999 as supplemented by the Prospectus Supplement dated July 22, 1999.

The original principal balance of each Class of the Certificates is as follows:

          Class A1                           $195,570,000.00
          Class M                              $1,631,000.00
          Class B1                               $598,000.00
          Class B2                               $598,000.00
          Class B3                               $598,000.00
          Class B4                               $299,000.00
          Class B5                               $302,650.23
          Class R                                    $100.00
          Class PO                             $1,734,822.48
          Total :                            $201,331,572.71

The initial Junior Percentage and initial Senior Percentage for Pool 1999-16 are approximately 2.00% and 98.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-16 as of the initial issuance of the Certificates are $100,000.00, $2,013,316.00 and $2,186,228.00, respectively, representing approximately .05%, 1.00%, and 1.09%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of July 1, 1999 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-16

Pool 1999-16 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $201,331,572.71.

The interest rates (the "Mortgage Rates") borne by the 591 Mortgage Loans conveyed by GECMSI to Pool 1999-16 range from 5.8750% to 8.2500% and the weighted average Mortgage Rate as of the Cut-off Date is 6.8750% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-16 ranged from $38,400.00 to $1,100,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-16 is $340,662.56, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-16 is October 1, 1992, and the latest scheduled maturity date of any such Mortgage Loan is July 1, 2014. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-16 is 67.2219%.

The Mortgage Loans in Pool 1999-16 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-16:

     MORTGAGE             # OF          AGGREGATE BALANCES       % OF POOL BY
      RATES              LOANS          AS OF CUT-OFF DATE     AGGREGATE BALANCE
      -----              -----          ------------------     -----------------

      5.8750%               2                $757,100.00              0.3760%
      6.1250%               2                $907,722.67              0.4509%
      6.2500%              15              $5,060,989.65              2.5138%
      6.3750%              17              $5,788,534.49              2.8751%
      6.5000%              47             $15,840,112.67              7.8677%
      6.6250%              52             $18,561,863.67              9.2195%
      6.7500%              96             $35,625,277.33             17.6948%
      6.8750%             132             $46,556,469.20             23.1243%
      6.9500%               1                $391,247.43              0.1943%
      7.0000%              73             $25,109,788.13             12.4719%
      7.1250%              57             $19,879,688.13              9.8741%
      7.2500%              44             $12,789,128.26              6.3523%
      7.3750%              19              $4,770,747.82              2.3696%
      7.5000%              16              $3,467,100.39              1.7221%
      7.6250%               8              $2,674,868.26              1.3286%
      7.7500%               7              $2,314,519.55              1.1496%
      7.8750%               2                $347,800.00              0.1727%
      8.2500%               1                $488,615.06              0.2427%
       Total              591            $201,331,572.71            100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-16 :

     ORIGINAL       # OF LOANS          AGGREGATE BALANCES       % OF POOL BY
     BALANCES                           AS OF CUT-OFF DATE       AGGREGATE BAL.
     --------       ----------          ------------------       --------------

$      0 - 227,150       44                $5,147,725.90              2.5568%
$227,151 - 250,000       19                $4,656,806.63              2.3130%
$250,001 - 300,000      185               $51,005,168.43             25.3340%
$300,001 - 350,000      120               $38,912,217.22             19.3274%
$350,001 - 400,000       93               $34,913,901.70             17.3415%
$400,001 - 450,000       46               $19,470,101.97              9.6707%
$450,001 - 600,000       60               $31,054,678.43             15.4246%
$600,001 - 650,000       19               $11,993,717.03              5.9572%
$650,001 - 1,100,000      5                $4,177,255.40              2.0748%
Total                   591              $201,331,572.71            100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-16 is $1,093,113.84.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-16 is $38,162.20.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-16:

     YEAR OF ORIGINATION   # OF LOANS   AGGREGATE BALANCES      % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE
     -------------------   ----------   ------------------     -----------------

          1992                  1            $301,047.20              0.1495%
          1998                 24          $7,552,385.21              3.7512%
          1999                566        $193,478,140.30             96.0993%
          Total               591        $201,331,572.71            100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-16:

     LOAN-TO-VALUE
       RATIO AT          # OF           AGGREGATE BALANCES       % OF POOL BY
      ORIGINATION        LOANS          AS OF CUT-OFF DATE     AGGREGATE BALANCE
      -----------        -----          ------------------     -----------------

     00.000 - 50.00        77             $26,568,724.99             13.1965%
     50.001 - 60.00        79             $30,060,830.00             14.9310%
     60.001 - 70.00       134             $45,605,727.03             22.6520%
     70.001 - 75.00        94             $31,670,103.06             15.7303%
     75.001 - 80.00       171             $57,078,551.60             28.3506%
     80.001 - 85.00         7              $2,102,538.67              1.0443%
     85.001 - 90.00        24              $7,375,804.89              3.6635%
     90.001 - 95.00         5                $869,292.47              0.4318%
         Total            591            $201,331,572.71            100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-16:

  TYPE OF DWELLING       # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE
  ----------------       ----------     ------------------     -----------------

Single-family detached      549           $188,275,350.02            93.5151%
Single-family attached        6             $1,780,816.22             0.8845%
Condominium                  28             $8,921,417.51             4.4312%
2 - 4 Family Units            8             $2,353,988.96             1.1692%
Total                       591           $201,331,572.71           100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-16:

                         # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
     OCCUPANCY                          AS OF CUT-OFF DATE     AGGREGATE BALANCE
     ---------           ----------     ------------------     -----------------

Owner Occupied              574           $195,495,198.86            97.1012%
Vacation                     14             $4,461,388.81             2.2159%
Investment                    3             $1,374,985.04             0.6829%
Total                       591           $201,331,572.71           100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-16:

     STATE               # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE
     -----               ----------     ------------------     -----------------

Alabama                       4             $1,501,812.81             0.7459%
Arizona                      17             $5,838,551.68             2.9000%
Arkansas                      2               $610,049.64             0.3030%
California                  178            $59,509,088.63            29.5579%
Colorado                     21             $6,696,590.38             3.3262%
Connecticut                   9             $3,276,080.10             1.6272%
Delaware                      3             $1,007,273.11             0.5003%
Florida                      15             $4,468,066.96             2.2193%
Georgia                       8             $2,759,355.45             1.3706%
Hawaii                        2             $1,159,610.80             0.5760%
Idaho                         3               $792,474.91             0.3936%
Illinois                     19             $6,257,198.44             3.1079%
Indiana                       5             $1,864,126.57             0.9259%
Iowa                          1               $398,710.36             0.1980%
Kansas                        1               $272,054.79             0.1351%
Kentucky                      5             $1,929,212.16             0.9582%
Louisiana                     3               $859,716.07             0.4270%
Maryland                     27             $9,658,401.23             4.7973%
Massachusetts                26             $8,900,684.29             4.4209%
Michigan                     10             $3,328,601.79             1.6533%
Minnesota                    11             $4,300,704.23             2.1361%
Missouri                      6             $2,306,823.91             1.1458%
Montana                       2               $770,624.68             0.3828%
Nebraska                      2               $808,589.81             0.4016%
Nevada                        4             $1,032,899.44             0.5130%
New Jersey                   27             $9,662,815.55             4.7995%
New Mexico                    1               $365,000.00             0.1813%
New York                     25             $8,846,240.66             4.3939%
North Carolina                9             $2,919,126.71             1.4499%
Ohio                         18             $5,846,508.24             2.9039%
Oklahoma                      3               $801,380.68             0.3980%
Oregon                        4             $1,934,649.58             0.9609%
Pennsylvania                 21             $7,617,425.12             3.7835%
Rhode Island                  3             $1,173,233.51             0.5827%
South Carolina                5             $1,590,374.49             0.7899%
Tennessee                     2               $693,022.21             0.3442%
Texas                        25             $6,984,421.90             3.4691%
Utah                          7             $1,516,801.97             0.7534%
Vermont                       2               $586,771.68             0.2914%
Virginia                     23             $8,837,617.05             4.3896%
Washington                   20             $7,014,818.95             3.4842%
West Virginia                 1               $265,541.10             0.1319%
Wisconsin                    11             $4,368,521.07             2.1698%
Total                       591           $201,331,572.71           100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-16:

     YEAR OF MATURITY    # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE
     ----------------    ----------     ------------------     -----------------

          2008                1               $249,181.53             0.1238%
          2009                8             $2,983,134.82             1.4817%
          2013               17             $5,353,168.36             2.6589%
          2014              565           $192,746,088.00            95.7356%
          Total             591           $201,331,572.71           100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-16 calculated as of the Cut-off Date is 176.97 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-16:

                         # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
     PURPOSE OF LOAN                    AS OF CUT-OFF DATE     AGGREGATE BALANCE
     ---------------     ----------     ------------------     -----------------

Purchase                    217            $73,822,626.87            36.6672%
Rate Term/Refinance         349           $118,779,525.21            58.9970%
Cash-out Refinance           25             $8,729,420.63             4.3358%
Total                       591           $201,331,572.71           100.0000%

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of July 22, 1999, for certain of the Series 1999-16 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated


1.2 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of July 22, 1999, for certain of the Series 1999-16 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1999-16 Certificates, dated as of July 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.



                                        By:  /s/ Syed W. Ali
                                             -----------------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President


Dated as of July 29, 1999

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.



                                        By:  /s/ Syed W. Ali
                                             -----------------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President


Dated as of July 29, 1999

                                  EXHIBIT INDEX


The exhibits are being filed herewith:


     EXHIBIT NO.                   DESCRIPTION                        PAGE
     -----------                   -----------                        ----

          1.1 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of July 22, 1999, for certain of the Series 1999-16 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated.

          1.2 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of July 22, 1999, for certain of the Series 1999-16 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          4.1 The Pooling and Servicing Agreement for the Series 1999-16 Certificates, dated as of July 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.